Exhibit 99.B(q)(2)

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint G. Thompson Pew, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 4, 2007.

/s/ Susan W. Catherwood

Susan W. Catherwood

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint G. Thompson Pew, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 5, 2007.

/s/ William L. Cobb, Jr.

William L. Cobb, Jr.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint G. Thompson Pew, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 7, 2007.

/s/ Gail E. Keppler

Gail E. Keppler

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint G. Thompson Pew, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on March 1, 2007.

/s/ Harry Wong

Harry Wong